UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 29, 2019

HUB GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-27754	36-4007085
(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Clearwater Drive

Oak Brook, Illinois 60523

(Address, including zip code, of principal executive offices)

(630) 271-3600

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	HUBG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 23, 2019 the Company held its 2019 Annual Meeting at 10:00 a.m. at Hub Group’s Corporate Headquarters, located at 2000 Clearwater Drive, Oak Brook, Illinois 60523. As of March 28, 2019 there were 34,119,944 shares of Class A common stock and 662,296 shares of Class B common stock outstanding and entitled to vote. Each Class A share is entitled to one (1) vote and each Class B share is entitled to approximately eighty-four (84) votes. A quorum of common stockholders, present in person or by proxy, representing 86,796,138 votes, was present at the 2019 Annual Meeting. The final voting results of the 2019 Annual Meeting are set forth below. Each of these proposals is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 9, 2019.

Proposal One- Election of Directors

The Company’s common stockholders elected each of the Company’s nominees for director to serve their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
David P. Yeager	84,351,566	890,161	1,554,411
Mary H. Boosalis	84,650,132	591,595	1,554,411
James C. Kenny	84,564,308	677,419	1,554,411
Peter B. McNitt	84,585,931	655,796	1,554,411
Charles R. Reaves	78,899,177	6,342,550	1,554,411
Martin P. Slark	79,197,128	6,044,599	1,554,411
Jonathan P. Ward	84,568,642	673,085	1,554,411

Proposal Two- Advisory Vote on Executive Compensation

The Company’s common stockholders approved the compensation of its named executive officers as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 9, 2019 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
84,408,078	818,749	14,899	1,554,412

Proposal Three-Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s common stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
86,315,410	458,889	21,839	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUB GROUP, INC.

DATE: May 29, 2019	/s/ Terri A. Pizzuto
By: Terri A. Pizzuto
	Title:	Executive Vice President, Chief Financial Officer
and Treasurer